                                                                    EXHIBIT 10.1


================================================================================








                          SECURITIES PURCHASE AGREEMENT
                                  by and among

                       W.R. CARPENTER NORTH AMERICA, INC.,
                           THE GUARANTORS NAMED HEREIN

                                       and

                       THE INITIAL PURCHASERS NAMED HEREIN

                        --------------------------------

                            Dated as of June 4, 1997








================================================================================

                    TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----

                                         ARTICLE I

                                        DEFINITIONS

SECTION 1.1.  Definitions...........................................................      1
SECTION 1.2.  Accounting Terms; Financial Statements................................      5


                                        ARTICLE II

                         ISSUE OF SECURITIES; PURCHASE AND SALE OF
                       SECURITIES; RIGHTS OF HOLDERS OF SECURITIES;
                              OFFERING BY INITIAL PURCHASERS

SECTION 2.1.  Issue of Securities...................................................      6
SECTION 2.2.  Purchase, Sale and Delivery of Securities.............................      6
SECTION 2.3.  Registration Rights of Holders of Securities..........................      7
SECTION 2.4.  Offering by the Initial Purchasers....................................      7


                                        ARTICLE III

                   REPRESENTATIONS AND WARRANTIES; RESALE OF SECURITIES

SECTION 3.1.  Representations and Warranties of the Company and the Guarantors......      7
SECTION 3.2.  Resale of Securities..................................................     19


                                        ARTICLE IV

                              CONDITIONS PRECEDENT TO CLOSING

SECTION 4.1.  Conditions Precedent to Obligations of the Initial Purchasers.........     20

                                                                                       Page
                                                                                       ----
                                         ARTICLE V

                                         COVENANTS

SECTION 5.1.  Covenants of the Company and the Guarantors...........................     24


                                        ARTICLE VI

                                            FEES

SECTION 6.1.  Costs, Expenses and Taxes.............................................     26


                                        ARTICLE VII

                                         INDEMNITY

SECTION 7.1.  Indemnity by the Company and the Guarantors...........................     27
SECTION 7.2.  Contribution..........................................................     30
SECTION 7.3.  Registration Rights Agreement.........................................     32


                                       ARTICLE VIII

                                       MISCELLANEOUS

SECTION 8.1.  Survival of Provisions................................................     32
SECTION 8.2.  Termination...........................................................     32
SECTION 8.3.  No Waiver; Modifications in Writing...................................     33
SECTION 8.4.  Information Supplied by the Initial Purchasers........................     34
SECTION 8.5.  Communications........................................................     34
SECTION 8.6.  Execution in Counterparts.............................................     34
SECTION 8.7.  Successors............................................................     35
SECTION 8.8.  Governing Law.........................................................     35
SECTION 8.9.  Severability of Provisions............................................     35
SECTION 8.10.  Headings ............................................................     35

SIGNATURES   .......................................................................     36

EXHIBITS

Exhibit 1  Form of Opinion of Pillsbury Madison & Sutro LLP
Exhibit 2  Form of Opinion of Cahill Gordon & Reindel

               SECURITIES PURCHASE AGREEMENT, dated as of June 4, 1997 (the "Agreement"), by and among (i) W.R. Carpenter North America, Inc., a Delaware corporation (the "Company"), (ii) UpRight, Inc., a California corporation ("UpRight"), UpRight Foreign Sales Corporation, a United States Virgin Islands corporation ("UpRight FSC"), and Horizon High Reach, Inc., a Delaware corporation ("Horizon," and together with UpRight and UpRight FSC, the "Guarantors"), and (iii) CIBC Wood Gundy Securities Corp. and BancAmerica Securities, Inc. (the "Initial Purchasers").

               In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               SECTION 1.1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated.

               "Accredited Investor" has the meaning provided therefor in
Section 3.2 of this Agreement.

               "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

               "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Person in question. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

               "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

               "Basic Documents" means, collectively, the Indenture, the Securities, the Registration Rights Agreement, this Agreement and each other agreement entered into in connection with any of the foregoing.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law to close.

               "Closing" has the meaning provided therefor in Section 2.2(b) of this Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

               "Commonly Controlled Entity" has the meaning provided therefor in
Section 3.1(t) of this Agreement.

               "Company" has the meaning provided therefor in the introductory paragraph of this Agreement.

               "Default" has the meaning provided therefor in the Indenture.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               "Event of Default" means any event defined as an Event of Default in the Indenture.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

               "Exchange Notes" has the meaning provided therefor in the Registration Rights Agreement.

               "Final Memorandum" has the meaning provided therefor in Section
2.1 of this Agreement.

               "Foreign Plans" has the meaning provided therefor in Section 3.1(t) of this Agreement.

               "Guarantees" has the meaning provided therefor in Section 2.1 of this Agreement.

               "Guarantors" has the meaning provided therefor in the introductory paragraph of this Agreement.

               "Indemnified Party" has the meaning provided therefor in Section 7.1(c) of this Agreement.

               "Indemnifying Party" has the meaning provided therefor in Section 7.1(c) of this Agreement.

               "Indenture" means the indenture to be dated as of June 10, 1997 by and among the Company, the Guarantors and the Trustee under which the Securities will be issued.

               "Initial Purchasers" has the meaning provided therefor in the introductory paragraph of this Agreement.

               "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation (as defined in the Indenture), conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

               "Material Adverse Effect" means, with respect to the Company and each of its Subsidiaries, a material adverse effect on the business, condition (financial or otherwise), results of operations or properties of the Company and each of its Subsidiaries, taken as a whole; provided that, with respect to the Company and the Guarantors, "Material Adverse Effect" shall also mean a material adverse effect on the ability of the Company and the Guarantors to perform their respective obligations under this Agreement or the other Basic Documents.

               "Memorandum" has the meaning provided therefor in Section 2.1 of this Agreement.

               "Notes" means $105,000,000 aggregate principal amount of 10-5/8% Senior Subordinated Notes due 2007 of the Company to be issued pursuant to the Indenture.

               "Offering Materials" has the meaning provided therefor in Section
7.1 of this Agreement.

               "Permits" has the meaning provided therefor in Section 3.1(cc) of this Agreement.

               "Permitted Liens" has the meaning provided therefor in the Indenture.

               "Person" means any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint-stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

               "PORTAL" means the Private Offerings, Resales and Trading through Automated Linkages market.

               "Preliminary Memorandum" has the meaning provided therefor in
Section 2.1 of this Agreement.

               "Private Exchange Notes" has the meaning provided therefor in the Registration Rights Agreement.

               "Proceeding" has the meaning provided therefor in Section 7.1(c) of this Agreement.

               "QIB" has the meaning provided therefor in Section 3.2 of this Agreement.

               "Registration Rights Agreement" means the registration rights agreement by and among the Company, the Guarantors and the Initial Purchasers relating to the Securities.

               "Regulation S" has the meaning provided therefor in Section 3.1(ii) of this Agreement.

               "Securities" has the meaning provided therefor in Section 2.1 of this Agreement.

               "State" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

               "State Commission" means any agency of any State having jurisdiction to enforce such State's securities laws.

               "Subsidiaries" means, with respect to any Person, any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

               "Taxes" has the meaning provided therefor in Section 3.1(w) of this Agreement.

               "Time of Purchase" has the meaning provided therefor in Section 2.2(b) of this Agreement.

               "Trustee" means United States Trust Company of California, as trustee under the Indenture.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

               SECTION 1.2. Accounting Terms; Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles in the United States as the same may be in effect from time to time.

                                   ARTICLE II

                     ISSUE OF SECURITIES; PURCHASE AND SALE
                       OF SECURITIES; RIGHTS OF HOLDERS OF
                   SECURITIES; OFFERING BY INITIAL PURCHASERS

               SECTION 2.1. Issue of Securities. The Company has authorized the issuance of $105,000,000 aggregate principal amount of the Notes which are to be issued pursuant to the Indenture. Each Note will be substantially in the form of the Note set forth as Exhibit A to the Indenture.

               The Notes will be unconditionally guaranteed (the "Guarantees"), on a joint and several basis, by the Guarantors. Each Guarantee will be substantially in the form of Exhibit G to the Indenture. The Notes and the Guarantees together are hereinafter referred to as the "Securities."

               The Securities will be offered and sold to the Initial Purchasers without being registered under the Act, in reliance on exemptions therefrom.

               In connection with the issuance and sale of the Securities, the Company and the Guarantors have prepared a preliminary offering memorandum dated May 16, 1997 (the "Preliminary Memorandum") and prepared a final offering memorandum dated June 4, 1997 (the "Final Memorandum" and, together with the Preliminary Memorandum, the "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering, a description of the Company, the Guarantors and the Transactions and any material developments relating to the Company and the Guarantors occurring after the date of the most recent financial statements included therein.

               SECTION 2.2. Purchase, Sale and Delivery of Securities. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees that it will sell to the Initial Purchasers, and each Initial Purchaser agrees that it will purchase, severally and not jointly, from the Company at the Time of Purchase, the principal amount of the Notes set forth opposite the name of such Initial Purchaser on Schedule I hereto at a price equal to 96.542% of such principal amount.

               (b) The purchase, sale and delivery of the Securities will take place at a closing (the "Closing") at the of-fices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York, at 9:00 A.M., New York time, on June 10, 1997, or such later date and time, if any, as the Initial Purchasers and the Company shall agree. The time at which such Closing is concluded is herein called the "Time of Purchase."

               (c) One or more certificates in definitive form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 48 hours prior to the Closing, shall be delivered by or on behalf of the Company to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer of immediately available funds wired in accordance with the written instructions of the Company. The Company will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of one of the Initial Purchasers, or such other place as the Initial Purchasers may designate, at least 24 hours prior to the Closing.

               SECTION 2.3. Registration Rights of Holders of Securities. The Initial Purchasers and their direct and indirect transferees of the Securities will have such rights with respect to the registration thereof under the Act and qualification of the Indenture under the Trust Indenture Act as are set forth in the Registration Rights Agreement.

               SECTION 2.4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

                                   ARTICLE III

                               REPRESENTATIONS AND
                        WARRANTIES; RESALE OF SECURITIES

               SECTION 3.1. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, represent and warrant to and agree with each of the Initial Purchasers as follows:

               (a) Neither the Preliminary Memorandum, as of its date, nor the Final Memorandum, as of its date and at the Time of Purchase, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 3.1(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Final Memorandum or any amendment or supplement thereto.

               (b) The audited consolidated financial statements of the Company and its Subsidiaries included in the Final Memorandum present fairly the financial position, results of operations and cash flows of the Company and its Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. The audited and unaudited summary and selected financial data and the unaudited interim financial data in the Final Memorandum present fairly in all material respects the financial information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein. Pannell Kerr Forster, which has reported on the audited financial statements included in the Final Memorandum, are independent public accountants within the meaning of the Act.

               (c) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has filed all reports with the Secretary of the State of Delaware required to obtain a certificate with respect to continued subsistence in good standing from that office. Each Subsidiary of the Company is, and at and as of the Time of Purchase will be, a corporation duly incorporated, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation or organization. The Company has no Subsidiaries other than the Subsidiaries listed on Schedule II hereto and all of the Subsidiaries of the Company are Guarantors. Each of the Company and its Subsidiaries is, and at and as of the Time of Purchase will be, duly qualified and in good standing as a foreign corporation, and authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the character of its operations makes such qualification necessary and in which the failure to so qualify would have a Material Adverse Effect. Such jurisdictions are listed on Schedule III hereto.

               (d) As of the Time of Purchase, the Company will have the authorized, issued and outstanding capitalization as set forth in the Final Memorandum. All of the issued and outstanding shares of capital stock of the Company and its Subsidiaries are, and at and as of the Time of Purchase will be, validly issued, fully paid and nonassessable and none of such shares were or will have been issued in violation of any preemptive or similar rights. Except as set forth in the Final Memorandum, (i) all of the capital stock of the Company's Subsidiaries is directly or indirectly owned by the Company, free and clear of any Liens; (ii) there are no outstanding subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating the Company or its Subsidiaries to issue any securities, and (iii) there is no agreement, understanding or arrangement among the Company and any of its stockholders or any other Person relating to the ownership or disposition of any capital stock in the Company or any of its Subsidiaries, the election of directors of the Company or any of its Subsidiaries, or the governance of the Company's or any of its Subsidiaries' affairs.

               (e) This Agreement has been duly, and validly authorized, executed and delivered by the Company and each of the Guarantors and (assuming the due authorization, execution and delivery by the Initial Purchasers) is a legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms except (i) that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

               (f) The Indenture has been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery by the Trustee), will constitute a legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect re-lating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Indenture meets the requirements for qualification under the Trust Indenture Act.

               (g) The Registration Rights Agreement has been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

               (h) The Notes are in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, or, in the case of the Exchange Notes and the Private Exchange Notes, exchanged for the Notes in accordance with the terms of the Registration Rights Agreement, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (i) The Guarantees are in the form contemplated by the Indenture. The Guarantees endorsed on the Notes and the guarantees to be endorsed on the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by each of the Guarantors and, when the Notes are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantees will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Guarantors enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

               (j) Immediately after the consummation of the transactions contemplated by this Agreement (including the use of proceeds from the sale of Notes at the Time of Purchase), to the best of the Company's knowledge, the fair value and present fair salable value of the assets of the Company (on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; the Company (on a consolidated basis) will not be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including the use of proceeds from the sale of Notes at the Time of Purchase), (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (ii) unable to pay its debts (contingent or otherwise) as they mature or (iii) otherwise insolvent.

               (k) Each of the Company and the Guarantors has all requisite corporate power and authority to (i) execute, deliver and perform its obligations under each of the Basic Documents to the extent a party thereto (whether or not by operation of law), (ii) execute, deliver and perform its obligations under all other agreements and instruments to be executed and delivered by it pursuant to or in connection with each of the Basic Documents and (iii) issue the Securities in the manner and for the purpose contemplated by this Agreement.

               (l) Subsequent to the date as of which information is given in the Final Memorandum to the date hereof, except as contemplated in the Final Memorandum, there has not been (i) any event or condition that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) any transaction entered into by the Company or any of its Subsidiaries, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole, or (iii) any dividend or distribution of any kind declared, paid or made by the Company on its Capital Stock.

               (m) There is no action, suit, investigation or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the best knowledge of the Company and its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, which would, singly or in the aggregate, have a Material Adverse Effect; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective properties or assets is the subject which are not specifically described in the Final Memorandum, including ordinary routine litigation incidental to their respective businesses, are considered in the aggregate not material to the business, condition (financial or otherwise), results of operations, properties or prospects of the Company and its Subsidiaries taken as a whole; there have been no developments with respect to any action, suit, investigation or proceeding, whether or not such action, suit or proceeding is described in the Final Memorandum, which would, singly or in the aggregate, have a Material Adverse Effect; there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Company and its Subsidiaries, threatened to which the Company or any of its Subsidiaries is or would be a party or of which the properties or assets of the Company or any of its Subsidiaries are or may be the subject that
(i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge any of the transactions contemplated hereby, including the issuance and sale of the Securities by the Company and the Guarantors, or (ii) questions the legality or validity of any such transactions.

               (n) The execution, delivery and performance by the Company and the Guarantors (to the extent a party thereto) of the Basic Documents, the issuance and sale by the Company and the Guarantors of the Securities, and the execution, delivery and performance of all other agreements and instruments to be executed and delivered by the Company and the Guarantors (to the extent a party thereto) pursuant hereto or thereto or in connection herewith or therewith, and compliance by the Company and the Guarantors (to the extent a party thereto) with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any statute, law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Time of Purchase having applicability to the Company or any of its Subsidiaries, (ii) conflict with or result in a breach of or constitute a default under the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or any indenture or loan or credit agreement, or any other material agreement or instrument, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound or affected, or (iii) except as contemplated by the Basic Documents, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of its Subsidiaries, except, in each case, where such violation, conflict, default or creation or imposition of any Lien would not have a Material Adverse Effect.

               (o) There exists as of the date hereof (after giving effect to the transactions contemplated by each of the Basic Documents) no event or condition that would constitute a default or an event of default (in each case as defined in each of the Basic Documents) under any of the Basic Documents that would result in a Material Adverse Effect.

               (p) None of the Company or any of its Subsidiaries is (i) in violation of its respective certificate of incorporation or by-laws, (ii) in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected, (iii) in violation of any order of any court, arbitrator or governmental body, or (iv) in violation of or will have violated any statute, rule or regulation of any governmental authority, except in each case, which default or violation would not (y) affect the legality, validity or enforceability of any of the Basic Documents in any material respect or (z) have a Material Adverse Effect.

               (q) No authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority, securities exchange or any third party is required in connection with the execution, delivery or performance by the Company or any of its Subsidiaries (to the extent they are a party thereto) of any of the Basic Documents, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Securities or (ii) as would not have a Material Adverse Effect. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations set forth in the Final Memorandum

(other than as disclosed therein) which are required to have been obtained by the date hereof have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the best knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

               (r) None of the Company or its Subsidiaries is, or immediately after the Time of Purchase will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (s) The execution and delivery of this Agreement and the other Basic Documents and the sale of the Securities to the Initial Purchasers will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code on the part of the Company or any of its Subsidiaries. No Reportable Event (as defined in Section 4043 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Employee Benefit Plan (as defined in Section 3(3) of ERISA), and the Company and its Subsidiaries have complied in all material respects with the applicable provisions of ERISA and the Code in connection with each Employee Benefit Plan. The present value of all benefits vested under each Employee Benefit Plan maintained by the Company or any person or entity treated with the Company as a single employer under Section 414 of ERISA (a "Commonly Controlled Entity") (based on the current liability, interest rate and other assumptions used in preparation of the plan's Form 5500 Annual Report) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such plan allocable to such accrued benefits. None of the Company or any Commonly Controlled Entity of the Company has had a complete or partial withdrawal from any Multiemployer Plan (as defined in ERISA), and none of the Company or any Commonly Controlled Entity of the Company would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which such representation is made or deemed made. No such Multiemployer Plan is in reorganization or insolvent. There are no material liabilities of the Company or any Commonly Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as described in Section 3(1) of ERISA). The Company and its Subsidiaries are in compliance with all applicable laws with respect to all employee benefit plans maintained or contributed to in respect of employees other than those employed in the United States ("Foreign Plans"). There are no material unfunded liabilities in respect of the Foreign Plans.

               (t) The Company and each of its Subsidiaries have good and valid title to, or valid and enforceable leasehold interests in, all properties and assets identified in the Final Memorandum as owned or leased, respectively, by each of them which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except (i) such Liens as are described in the Final Memorandum or (ii) Liens created in the ordinary course of business which are Permitted Liens (as defined in the Indenture). All of the leases material to the business of the Company or any of its Subsidiaries and under which the Company or any of its Subsidiaries holds properties described in the Final Memorandum, are valid and binding as leased by them, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company or any of its Subsidiaries.

               (u) No form of general solicitation or general advertising was used by the Company, any of its Subsidiaries or any of their respective representatives (other than the Initial Purchasers and their respective representatives, as to whom no representation is made) in connection with the offer and sale of the Securities. Neither the Company, any of its Subsidiaries nor any Person authorized to act for any of them has, either directly or indirectly, sold or offered for sale any of the Securities or any other similar security of the Company to, or solicited any offers to buy any thereof from, or has otherwise approached or negotiated in respect thereof with, any Person or Persons other than with or through the Initial Purchasers; and the Company agrees that neither it, any of its Subsidiaries nor any Person acting on its or their behalf will sell or offer for sale any Securities to, or solicit any offers to buy any Securities from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to bring the issuance or sale of any of the Securities within the provisions of Section 5 of the Act.

               (v) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been duly filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest ("Taxes") due or claimed to be due have been paid, other than those Taxes being contested in good faith and for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes will not have a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries that would have a Material Adverse Effect.

               (w) The Company and its Subsidiaries are the owners or licensees of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which would have a Material Adverse Effect. None of the Company or any of its Subsidiaries has been charged with any material infringement of any intangible property of the character described above or been notified or advised of any material claim of any other Person relating to any of the intangible property, which infringements or claims would have a Material Adverse Effect.

               (x) Each of the Basic Documents conforms in all material respects to the descriptions thereof in the Final Memorandum.

               (y) Assuming the accuracy of the Initial Purchasers' representations and warranties set forth in Section 3.2 hereof, and the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 3.2 hereof, the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by this Agreement and the Memorandum does not require registration under the Act and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended.

               (z) Each of the Company and its Subsidiaries is in compliance with the common law and all federal, state, local and foreign laws, and any rules, regulations, orders, decrees, judgments or injunctions issued or promulgated thereunder relating to pollution and protection of public and employee health and the environment ("Environmental Law") and with the terms and conditions of any permit, license or approval required thereunder in connection with the ownership, operation or use of its business, property and assets where the failure to be in such compliance could have, individually or in the ag-gregate, a Material Adverse Effect; none of the Company or any of its Subsidiaries is subject to any liability, absolute or contingent, under any Environmental Law which liability would, individually or in the aggregate, result in a Material Adverse Effect; there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice of potential responsibility or liability or demand letter or request for information pending or, to the best knowledge of the Company, and its subsidiaries threatened against the Company or any of its Subsidiaries under any Environmental Law which, if determined adversely to the Company or any such Subsidiary, would result in a Material Adverse Effect.

               (aa) Except as disclosed under the caption "Risk Factors - Labor Matters" in the Final Memorandum, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of its Subsidiaries which is pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened.

               (bb) Each of the Company and its Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum ("Permits"), except where the failure to obtain such Permits would not have a Material Adverse Effect; each of the Company and its Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or its Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not have a Material Adverse Effect.

               (cc) Each of the Company and its Subsidiaries carries insurance (including self insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties. In the ordinary course of their respective busi-nesses, the Company and its Subsidiaries conduct reviews of the effect of product liability and other litigation on the business, operations and properties of the Company and its Subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any potential liabilities to third parties); on the basis of such reviews, the Company and its Subsidiaries have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect. There has not been, or become known, any adverse development with respect to pending or threatened claims involving product liability against the Company or any of its Subsidiaries or involving related insurance coverages, except, in each case, as would not have, singly or in the aggregate, a Material Adverse Effect. The reserves of the Company with respect to product liability and related bodily injury claims, both before and after giving effect to net estimated recoveries from products liability insurers, are reasonable and represent the best judgment of the Company, after consultation with its advisors and counsel, with respect to such matters.

               (dd) Each of the Company and its Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (ee) Other than holders of the Securities, no holder of securities of the Company or any Subsidiary of the Company will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement.

               (ff) No securities of the Company or any of its Subsidiaries are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

               (gg) Neither the Company nor any of its Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

               (hh) None of the Company, its Subsidiaries, any of their respective Affiliates or any Person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S") with respect to the Securities and the Company, its Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have acted in accordance with the offering restrictions requirement of Regulation S.

               (ii) All of the statistical and market and industry-related data included in the Final Memorandum are based on or derived from sources which the Company and the Guarantors believe to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

               (jj) None of the Company or any of the Guarantors knows of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Securities and the transactions contemplated by the Final Memorandum.

               SECTION 3.2. Resale of Securities. Each of the Initial Purchasers represents and warrants as to itself only that it is a "qualified institutional buyer" as defined in Rule 144A under the Act ("QIB"). Each of The Initial Purchasers agrees with the Company as to itself only that (a) it has not and will not, directly or indirectly, solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; (b) it has not and will not, directly or indirectly, engage in any "directed selling efforts" (as defined in Regulation S under the Act); and (c) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (i) Persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (ii) a limited number of other institutional investors reasonably believed by the Initial Purchasers to be "Accredited Investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of the Act) that, prior to their purchase of the Securities, deliver to the Initial Purchasers a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to Persons other than U.S. Persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such Persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

               SECTION 4.1. Conditions Precedent to Obligations of the Initial Purchasers. The obligation of each of the Initial Purchasers to purchase the Securities to be purchased by it hereunder is subject, at the Time of Purchase, to the satisfaction of the following conditions:

               (a) The Initial Purchasers shall have received an opinion, addressed to the Initial Purchasers in form and substance reasonably satisfactory to counsel to the Initial Purchasers and dated the Time of Purchase, from Pillsbury Madison & Sutro LLP, counsel to the Company and the Guarantors, substantially in the form of Exhibit 1 hereto.

               (b) The Initial Purchasers shall have received an opinion, addressed to the Initial Purchasers in form and substance reasonably satisfactory to the Initial Purchasers and dated the Time of Purchase, of Cahill Gordon & Reindel, counsel to the Initial Purchasers, substantially in the form of Exhibit 2 hereto.

               In rendering such opinions in accordance with Sections 4.1(a) and
(b), each such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company and the Guarantors and representations of the Initial Purchasers and by government officials, and upon such other documents as such counsel deem ap-propriate as a basis for their opinion. Each such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction or an expert in the law of any other jurisdiction. To the extent such opinion concerns the laws of any other such jurisdiction such counsel may rely upon the opinion of counsel (satisfactory to the Initial Purchasers) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to the Initial Purchasers together with the opinion of such counsel, which opinion shall state that such counsel believes that their and the Initial Purchasers' reliance thereon is justified.

               (c) The Initial Purchasers shall have received from Pannell Kerr Forster a comfort letter or letters dated the date hereof and the Time of Purchase in form and substance reasonably satisfactory to counsel to the Initial Purchasers.

               (d) The representations and warranties made by each of the Company and the Guarantors herein shall be true and correct in all respects (except for changes expressly provided for in this Agreement) at and as of the Time of Purchase with the same effect as though such representations and warranties had been made and as of the Time of Purchase, and the Company and each Guarantor shall have complied in all material respects with all agreements as set forth in or contemplated hereunder and in the other Basic Documents required to be performed by it at or prior to the Time of Purchase.

               (e) Subsequent to the date of the Final Memorandum, (i) there shall not have been any change, or any development involving a prospective change, which has had or could have a Material Adverse Effect or any event or development relating to or involving the Company or any of its Subsidiaries or any of the respective officers or directors of the Company or any of its Subsidiaries that makes any statement made in the Memorandum untrue or that, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Memorandum in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements made therein not misleading, and (ii) the Company and its Subsidiaries shall have conducted their respective businesses only in the ordinary course.

               (f) At the Time of Purchase and after giving effect to the consummation of the transactions contemplated by this

Agreement and the other Basic Documents, there shall exist no Default or Event of Default (as defined in the Indenture).

               (g) The purchase of and payment for the Securities by the Initial Purchasers hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System).

               (h) At the Time of Purchase, the Initial Purchasers shall have received certificates, dated the Time of Purchase, from the Company and each Guarantor stating that the conditions specified in Sections 4.1(d), (e), (f) and
(k) have been satisfied or duly waived at the Time of Purchase.

               (i) Each of the Basic Documents and each other agreement or instrument executed in connection therewith shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.

               (j) All proceedings taken in connection with the issuance of the Securities and the transactions contemplated by this Agreement, the other Basic Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. The Initial Purchasers and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

               (k) None of the sale of the Securities hereunder or any of the transactions contemplated by the Basic Documents shall have been enjoined (temporarily or permanently) at the Time of Purchase; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company or any of its Subsidiaries or against any of the Initial Purchasers relating to the issuance of the Securities or the Initial Purchasers' activities in connection therewith or any other transaction contemplated by any of the Basic Documents or the Memorandum.

               (l) There shall not have been any change in the capital stock of the Company nor any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Memorandum (or any amendment or supplement thereto) or contemplated by the Basic Documents and (b) the Company shall not have any liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company other than those reflected in the Memorandum (or any amendment or supplement thereto) or contemplated by the Basic Documents.

               (m) The Company shall apply the proceeds from the issuance and sale of the Notes as described under "Use of Proceeds" in the Memorandum.

               (n) At the Time of Purchase, the Initial Purchasers shall have received a letter, dated the Time of Purchase, from the chief financial officer of the Company with respect to the solvency of the Company and its Subsidiaries in form, scope and substance reasonably satisfactory to the Initial Purchasers.

               (o) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (A) it is downgrading its rating assigned to any debt securities of the Company, or (B) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

               (p) On or before the Closing, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Time of Purchase.

               (q) On or before the Closing, the Initial Purchasers and counsel to the Initial Purchasers shall have received such further documents, opinions, certificates and schedules or other instruments relating to the business, corporate, legal and financial affairs of the Company and its Subsidiaries as they may reasonably request.

                                    ARTICLE V

                                    COVENANTS

               SECTION 5.1. Covenants of the Company and the Guarantors. The Company and the Guarantors covenant and agree with the Initial Purchasers that:

               (a) Neither the Company nor any Guarantor will amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given its consent, which consent shall not be unreasonably withheld. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel to the Initial Purchasers, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in the opinion of the Initial Purchasers or counsel to the Initial Purchasers in connection with the resale of the Securities by the Initial Purchasers.

               (b) The Company and the Guarantors will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the resale of the Securities; provided, however, that in connection therewith, none of the Company and the Guarantors shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

               (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Securities, the Exchange Notes or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Company and the Guarantors will promptly no-tify the Initial Purchasers thereof (who thereafter will not use such Final Memorandum until appropriately amended or supplemented) and will prepare, at the expense (subject to Section 6.1 of this Agreement) of the Company and the Guarantors, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance; provided, however, that the obligations of the Company and the Guarantors hereunder shall not be applicable to the extent resale by the Initial Purchasers may be accomplished pursuant to a Registration Statement (as defined in the Registration Rights Agreement).

               (d) The Company will, without charge, provide to the Initial Purchasers and to counsel to the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

               (e) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

               (f) For and during the period ending on the date no Securities are outstanding, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company or any Guarantor to the Trustee or the holders of the Securities and, promptly after available, copies of any reports or financial statements furnished to or filed by the Company or any of its Subsidiaries with the Commission or any national securities exchange on which any class of securities of the Company or any of its Subsidiaries may be listed.

               (g) Prior to the Time of Purchase, the Company will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company and its Subsidiaries for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

               (h) None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

               (i) The Company will not, and will not permit any of its Subsidiaries to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

               (j) For so long as any of the Securities remain outstanding, the Company will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

               (k) The Company and the Guarantors will use their best efforts to
(i) permit the Notes to be included for quotation on PORTAL and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

               (l) The Company and the Guarantors will use their best efforts to do and perform all things required to be done and performed by them under this Agreement and the other Basic Documents prior to or after the Closing and to satisfy all conditions precedent on its part to the obligations of the Initial Purchasers to purchase and accept delivery of the Securities.

                                   ARTICLE VI

                                      FEES

               SECTION 6.1. Costs, Expenses and Taxes. The Company and the Guarantors jointly and severally agree to pay, except as otherwise specified, all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 8.2 hereof, including, but not limited to, all costs and expenses incident to (i) its negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and each of the other Basic Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith, (ii) any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, any other marketing related materials and any "Blue Sky" memoranda (which shall include the reasonable disbursements of counsel to the Initial Purchasers in respect

                                      -27


thereof), to the extent provided in the engagement letter dated May 16, 1997, between the Company and CIBC Wood Gundy Securities Corp. (the "Engagement Letter"), (iii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (v) the fees and disbursements of counsel to the Initial Purchasers, to the extent provided in the Engagement Letter, (vi) preparation (including printing), issuance and delivery to the Initial Purchasers of the Securities, (vii) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto, (viii) its expenses and the cost of any meetings with prospective investors in the Securities, to the extent provided in the Engagement Letter, (ix) fees and expenses of the Trustee including fees and expenses of counsel to the Trustee, (x) all expenses and listing fees incurred in connection with the application for quotation of the Securities on PORTAL, (xi) any fees charged by investment rating agencies for the rating of the Securities and (xii) except as limited by Article VII, all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), if any, in connection with the enforcement of this Agreement, the Securities or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, the Company and the Guarantors shall pay any and all stamp, transfer and other similar taxes (but excluding any income, franchise, personal property, ad valorem or gross receipts taxes) payable or determined to be payable in connection with the execution and delivery of this Agreement, any of the other Basic Documents or the issuance of the Securities, and shall save and hold each of the Initial Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes (other than if such delay is caused by the Initial Purchasers).

                                   ARTICLE VII

                                    INDEMNITY

               SECTION 7.1.  Indemnity by the Company and the Guarantors.

               (a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, agree and covenant to hold harmless and indemnify the Initial Purchasers and their Affiliates (including any director, officer, employee, agent or controlling Person of any of the foregoing) from and against any losses, claims, damages, liabilities and expenses (including expenses of investigation) to which the Initial Purchasers and their Affiliates may become subject arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum and any amendments or supplements thereto or arising out of or based upon the omission or alleged omission to state in the Memorandum a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Guarantors shall not be liable under this paragraph (a) to the extent that such losses, claims, damages or liabilities arose out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph
(a) in reliance upon and in conformity with the information relating to the Initial Purchasers furnished in writing by the Initial Purchasers for inclusion therein (or for a breach by the Initial Purchasers of any representation or warranty contained in this Agreement); provided, further, that the Company and the Guarantors shall not be liable under this paragraph (a) to the extent that such losses, claims, damages or liabilities arose out of or are based upon an untrue statement or omission made in any Memorandum that is corrected in the Final Memorandum (or any amendment or supplement thereto) if the person asserting such loss, claim, damage or liability purchased Securities from the Initial Purchasers in reliance on such Memorandum but was not given the Final Memorandum (or any amendment or supplement thereto) on or prior to the confirmation of the sale of such Securities. The Company and the Guarantors further agree to reimburse the Initial Purchasers for any reasonable legal and other expenses as they are incurred by them in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations arising in any manner out of or in connection with such Person being an Initial Purchaser; provided that if the Company or a Guarantor reimburses the Initial Purchasers hereunder for any expenses incurred in connection with a lawsuit, claim or other proceeding for which indemnification is sought, the Initial Purchasers hereby agree to refund such reimbursement of expenses to the extent that the losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the Initial Purchasers furnished in writing by the Initial Purchasers for inclusion therein (or for a breach by the Ini-tial Purchasers of any representation or warranty contained in this Agreement). The Company further agrees that the indemnification, contribution and reimbursement commitments set forth in this Article VII shall apply whether or not any Initial Purchaser is a formal party to any such lawsuits, claims or other proceedings. The indemnity, contribution and expense reimbursement obligations of the Company and each Guarantor under this Article VII shall be in addition to any liability the Company or Guarantor may otherwise have.

               (b) Indemnification by the Initial Purchasers. The Initial Purchasers severally agree and covenant to hold harmless and indemnify the Company and any Affiliates thereof (including any director, officer, employee, agent or controlling Person of any of the foregoing) from and against any losses, claims, damages, liabilities and expenses insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement of any material fact contained in the Memorandum, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with the information relating to the Initial Purchasers furnished in writing by the Initial Purchasers for inclusion therein. The indemnity, contribution and expense reimbursement obligations of the Initial Purchasers under this Article VII shall be in addition to any liability the Initial Purchasers may otherwise have.

               (c) Procedure. If any Person shall be entitled to indemnity hereunder (each an "Indemnified Party"), such Indemnified Party shall give prompt written notice to the party or parties from which such indemnity is sought (each an "Indemnifying Party") of the commencement of any action, suit, investigation or proceeding, governmental or otherwise (a "Proceeding"), with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, how-ever, that an Indemnified Party or parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Parties agree to pay such fees and expenses; or (2) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or parties and the Indemnifying Party or an Affiliate of the Indemnifying Party and such Indemnified Parties, and the Indemnified Parties shall have been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party or parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof with respect to the Indemnified Parties and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party or parties, or for fees and expenses that are not reasonable. No Indemnified Party or Parties will settle any Proceeding without the consent of the Indemnifying Party or parties (but such consent shall not be unreasonably withheld). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject of such Proceeding.

               SECTION 7.2. Contribution. If for any reason the indemnification provided for in Section 7.1 of this Agreement is unavailable to an Indemnified Party, or insufficient to hold it harmless, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable

Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnifying and Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Indemnifying and Indemnified Parties shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses, but after giving effect to the Initial Purchasers' discount) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the Indemnifying and Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying or Indemnified Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim.

               The Company, each of the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined pro rata or per capita or by any other method of allocation which does not take into account the equitable considerations referred to in such paragraph. Notwithstanding any other provision of this Section 7.2, the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchasers under this Agreement, less the aggregate amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of the untrue or alleged untrue statements or a breach of a representation or warranty or the omissions or alleged omissions to state a material fact. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               SECTION 7.3. Registration Rights Agreement. Notwithstanding anything to the contrary in this Article VII, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim with respect thereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

               SECTION 8.1. Survival of Provisions. The representations, warranties and covenants of the Company, its officers and the Initial Purchasers made herein, the indemnity and contribution agreements contained herein and each of the provisions of Articles VI, VII and VIII shall remain operative and in full force and effect regardless of (a) the investigation made by or on behalf of the Company, the Guarantors, the Initial Purchasers or any Indemnified Party,
(b) acceptance of any of the Securities and payment therefor, (c) any termination of this Agreement or (d) disposition of the Securities by the Initial Purchasers whether by redemption, exchange, sale or otherwise.

               SECTION 8.2. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Time of Purchase in the event that the Company or any Guarantor shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing:

                (i) the Company or any of its Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could have a Material Adverse Effect (including without limitation a change in control of the Company or any of its Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

               (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

               (iii) a banking moratorium shall have been declared by New York or United States authorities;

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

               (v) any securities of the Company or any of its Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

               (b) Termination of this Agreement pursuant to this Section 8.2 shall be without liability of any party to any other party except as provided in
Section 8.1 hereof.

               SECTION 8.3. No Waiver; Modifications in Writing. No failure or delay on the part of the Company, a Guarantor or the Initial Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, a Guarantor or the Initial Purchasers at law or in equity or otherwise. No waiver of or consent to any departure by the Company, a Guarantor or the Initial Purchasers from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company, the Guarantors and the Initial Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, a Guarantor or the Initial Purchasers from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company or any Guarantor in any case shall entitle the Company or any Guarantor to any other or further notice or demand in similar or other circumstances.

               SECTION 8.4. Information Supplied by the Initial Purchasers. The statements set forth in the legend in the first paragraph on page i of the Final Memorandum and in the seventh paragraph under the heading "Plan of Distribution" in the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company and the Guarantors for the purposes of Sections 3.1(a) and 7.1(a) and (b) hereof.

               SECTION 8.5. Communications. All notices, demands and other communications provided for hereunder shall be in writing, and, (a) if to the Initial Purchasers, shall be given by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service or personal delivery, addressed to CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: Edward Levy, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention:
Roger Meltzer, Esq., and (b) if to the Company, shall be given by similar means to Devereaux Holdings Pty. Ltd, The Lakes Business Park, Unit 2G, 12 Lord Street, Botany NSW 2019, Sydney, Australia, Attention: Graham Croot, with a copy to Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California 94104, Attention: James Olson, Esq.. In each case notices, demands and other communications shall be deemed given when received.

               SECTION 8.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.

               SECTION 8.7. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person except that (i) the indemnities of the Company and the Guarantors contained in Section 7.1(a) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Initial Purchasers and any Person or Persons who control any of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 7.1(b) of this Agreement shall also be for the benefit of the directors of the Company and the Guarantors, their respective officers, employees and agents and any Person or Persons who control the Company or a Guarantor within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

               SECTION 8.8. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

               SECTION 8.9. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               SECTION 8.10. Headings. The Article and Section headings and Table of Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

                                            W.R. CARPENTER NORTH AMERICA, INC.
                                            (a Delaware corporation)


                                            By:  /s/ David K. Sargent
                                               ---------------------------------
                                               Name:   David K. Sargent
                                               Title:  President


                                            UPRIGHT, INC.
                                            (a California corporation)


                                            By:  /s/ David K. Sargent
                                               ---------------------------------
                                               Name:   David K. Sargent
                                               Title:  President


                                            UPRIGHT FOREIGN SALES CORPORATION
                                            (a United States Virgin Islands
                                            corporation)


                                            By:  /s/ David K. Sargent
                                               ---------------------------------
                                               Name:   David K. Sargent
                                               Title:  President


                                            HORIZON HIGH REACH, INC.
                                            (a Delaware corporation)


                                            By:  /s/ David K. Sargent
                                               ---------------------------------
                                               Name:   David K. Sargent
                                               Title:  President

                                            CIBC WOOD GUNDY SECURITIES CORP.


                                            By:  /s/ Heinz Noeding
                                              ----------------------------------
                                               Name:   Heinz Noeding
                                               Title:  Managing Director


                                            BANCAMERICA SECURITIES, INC.


                                            By:  /s/ Mark S. Dawley
                                               ---------------------------------
                                               Name:   Mark S. Dawley
                                               Title:  Senior Managing Director

                                                                      SCHEDULE I


                                                                  Principal Amount
Initial Purchaser                                                 of Notes
-----------------                                                 ----------------

CIBC Wood Gundy Securities Corp..............................      $73,500,000

BancAmerica Securities, Inc..................................       31,500,000
                                                                  ------------

                                                                  $105,000,000
                                                                  ============